Commitments and Contingent Liabilities (Tables)	12 Months Ended
Dec. 31, 2015
Commitments and Contingent Liabilities [Abstract]
Operating leases with minimum rental commitments
The Bank leases certain banking premises. These leases are accounted for as operating leases with minimum rental commitments in the amounts presented below. The majority of these leases contain options to renew.

(dollars in thousands)
2016	$7,206
2017	6,876
2018	6,588
2019	6,453
2020	6,205
2021 and after	37,177
$70,505